                                                                   Exhibit 10.20

                                   EXHIBIT B

                             STOCK PLEDGE AGREEMENT


     THIS STOCK PLEDGE AGREEMENT (the "Agreement") is entered into as of June 16, 1995, by and between LEWIS SOLOMON, an individual (the "Pledgor"), and TERAYON CORPORATION, a California corporation (the "Company").

                                    RECITALS

     WHEREAS, pursuant to that certain Series A Preferred Stock Purchase Agreement dated as of the date hereof, to which the Company and Pledgor are parties (the "Agreement"), Pledgor has issued a promissory note in favor of the Company (the "Note") in connection with the purchase by Pledgor of certain shares of Series A Preferred Stock of the Company. All capitalized terms used but not defined herein shall have the meaning ascribed to them in the Agreement; and

     WHEREAS, the Company is willing to accept the Note from Pledgor, but only upon the condition, among others, that Pledgor shall have executed and delivered to the Company this Pledge Agreement and the Pledged Shares (as defined below).

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants, conditions, representations and warranties contained herein, the parties hereto do hereby agree as follows:

     1. PLEDGE. Pledgor hereby pledges to the Company, and grants to the Company a first priority security interest in, Fifty Thousand (50,000) shares of Series A Preferred Stock owned by Pledgor (the "Pledged Shares") and the certificates representing such Pledged Shares.

     2. SECURITY INTEREST. The foregoing pledge and security interest hereby granted to the Company are given as security for the complete and faithful performance, payment, observance and fulfillment of Pledgor's obligations under the Note (all of which are hereinafter referred to collectively as the "Liabilities"). The certificates representing the Pledged Shares shall be delivered to Cooley Godward Castro Huddleson & Tatum as escrow agent (the "Escrow Agent") to be held by it in escrow pursuant to the terms of the Escrow Agreement of even date attached hereto as Exhibit B-1. The Pledged Shares shall be accompanied by a stock assignment separate from certificate, attached hereto as Exhibit B-2, endorsed in blank, and the books of the Company shall contain a legend to reflect the pledge of, and the grant to the Company of a security interest in, the Pledged Shares. From and after the occurrence of an Event of Default (as defined below), the Company shall have the right, at any time in its discretion and without

                                       1.

notice to Pledgor, to request Escrow Agent to transfer to or to register in the name of the Company or any of its nominees any or all of the Pledged Shares.

     3. DIVIDENDS AND DISTRIBUTIONS. To the extent Pledgor is entitled to receive dividends or distributions as a shareholder of the Company, such amounts shall be paid to Pledgor until such time, if any, as the Company has effectively exercised its right to request transfer of the Pledged Shares pursuant to
Section 2 above.

     4. EVENT OF DEFAULT. The occurrence of any of the following shall constitute an Event of Default hereunder (any of such occurrences are herein referred to as an "Event of Default"):

         (a) Pledgor fails to pay any amount due the Company under the Note or this Agreement or Pledgor fails to observe or perform any other of the covenants, conditions and agreements contained therein or herein;

         (b) Any representation or warranty made by Pledgor to the Company in this Agreement proves untrue in any material respect or is breached; or

         (c) Any Event of Default under, and as defined in the Note, shall occur.

     5. MAINTENANCE OF PRIORITY OF SECURITY INTEREST. Pledgor shall not, shall not attempt to, and shall not permit a third party to assign, pledge, mortgage, lease, hypothecate or otherwise encumber, sell or otherwise dispose of the Pledged Shares or suffer or permit to be incurred any liens on or security interest in such Pledged Shares. In addition, Pledgor agrees that Pledgor shall defend the Pledged Shares held by Pledgor against the claims and demands of all parties. Pledgor agrees, at Pledgor's sole cost and expense, to secure, re-execute, deliver and re-deliver all documents reasonably requested by the Company to enable the Company to perfect, preserve and protect its security interest in and on the Pledged Shares, and does hereby authorize the Company to file and record any such documents for such purposes. In the event that the Company declares any share dividend, reclassification, readjustment or makes any other change in its structure, all new, substituted or additional shares or other securities issued to Pledgor by reason of such change shall be subject to the security interest of the Company described herein. All references to the "Pledged Shares" shall include such new, substituted or additional shares or other securities and immediately upon the issuance of such new, substituted or additional shares or other securities, Pledgor shall deliver the certificates representing such shares or other securities to Escrow Agent, accompanied by a stock power and assignment separate from certificate (or other comparable assignment instrument in the case of the issuance of securities other than stock) endorsed in blank.

     6. RIGHT TO CONTEST LIEN. Pledgor shall, without demand, notify the Company in writing within ten (10) days after Pledgor is notified of or otherwise discovers that a lien, security interest, charge or other encumbrance of any kind or nature whatsoever has attached to all or any part of the Pledged Shares (collectively, a "Lien"). Pledgor shall have the right to contest in good faith, with due diligence and by appropriate proceedings, without cost or

                                       2.

expense to the Company, the validity, applicability or amount of any such Lien; provided, however, that Pledgor, prior to commencing such contest, shall have furnished to the Company a bond, guarantee or security, satisfactory in form and substance to the Company, to the extent that the contesting of such Lien does not suspend the enforcement of the Lien.

     7. TAXES. Pledgor shall pay promptly any and all taxes, assessments, charges and liens against the Pledged Shares (including any and all interest, penalties and related provisional fees in connection therewith) (collectively, a "Tax Lien "); provided, however, that Pledgor shall have the right to contest in good faith, with due diligence and by appropriate proceedings, the validity, amount or imposition of any Tax Lien, if prior to commencing such contest, Pledgor shall have delivered to the Company a bond, guarantee or other security, satisfactory in form and substance to the Company.

     8. PLEDGOR'S FAILURE TO PAY TAXES AND OTHER ITEMS. If Pledgor fails to make any payment or do any act required of Pledgor hereunder, then the Company shall have the right, but not the obligation, without notice to or demand upon Pledgor, and without releasing Pledgor from any obligation under the Note or this Agreement, to make or do the same, and to pay, purchase, contest or compromise any Lien or Tax Lien which in the Company's judgment places its security interest in the Pledged Shares or Pledgor's title to the Pledged Shares in jeopardy, and in exercising any such rights, to expend whatever reasonable amounts the Company in its sole discretion may deem necessary therefor, including reasonable attorneys' fees and expenses. Any amounts expended by the Company pursuant to this Section 8 shall be a demand obligation owing by Pledgor from the date the Company expends such amount until repaid.

     9. REPRESENTATIONS, WARRANTIES AND COVENANTS OF PLEDGOR. Pledgor hereby represents, warrants and covenants to the Company:

         (a) Pledgor has the authority to execute, deliver and perform the covenants and obligations to be performed by Pledgor under this Agreement and to grant and create in favor of the Company the security interest in the Pledged Shares granted hereby;

         (b) The execution, delivery and performance by Pledgor of this Agreement and the creation of the security interest in the Pledged Shares does not violate any provisions of law or violate any provisions of, or result in a default or acceleration of any obligation under, any agreement or instrument of any kind or any undertaking, order, decree or judgment to which Pledgor is a party or by which Pledgor is bound;

         (c) The execution, delivery and performance of this Agreement by Pledgor and the creation of the security interest in the Pledged Shares does not violate any provisions of, or result in a default or acceleration under, any agreement or instrument of any kind or any order, decree or judgment to which Pledgor is a party or by which Pledgor is bound;

         (d) No consent, approval or authorization of, or registration or filing with, any governmental body or authority, or any other person, firm or entity not a party hereto, is or shall be required as a condition to the valid execution, delivery, performance or enforceability

                                       3.

of this Agreement or as a condition to the validity of the Company's first and prior security interest in the Pledged Shares;

         (e) This Agreement is the valid obligation of Pledgor, binding and enforceable against Pledgor in accordance with the terms hereof, and Pledgor is fully familiar with all the covenants, terms and conditions hereof;

         (f) On the date hereof and at all times hereafter, Pledgor shall continue to own and hold good title to the Pledged Shares free and clear of all claims, liens and encumbrances other than the security interest granted to the Company herein, and Pledgor, at his sole expense, shall defend such title to the Pledged Shares against the claims and demands of all parties;

         (g) The security interest granted to the Company in the Pledged Shares is and at all times hereafter shall be, a valid, first and prior security interest, free and clear of all other liens, claims and encumbrances;

         (h) There are no subscription warrants or other options exercisable with respect to the Pledged Shares; and

         (i) The Company's security interest in the Pledged Shares is granted to the Company free and clear of any restrictive stock agreements, stock redemption agreements, cross purchase agreements, buy-sell agreements or any other similar agreement (including restrictive stock legends on the share certificates) which have the effect of limiting or restricting a shareholder's right or power to transfer or encumber the Pledged Shares.

     10. RIGHTS AND REMEDIES UPON DEFAULT.

         (a) No remedy herein or in any other documents executed in connection herewith conferred on or reserved to the Company is intended to be exclusive of any other remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder, under any other document now or hereafter existing at law or in equity. No delay or omission to exercise any right or power shall be construed to be a waiver of any such default or acquiescence therein, and every such right and power may be exercised from time to time and as often as may be deemed expedient. No acceptance of any payment of any kind or nature whatsoever during the continuance of an Event of Default shall constitute a waiver of such Event of Default. No waiver of an Event of Default hereunder shall affect or alter (i) this Agreement, and the same shall continue in full force and effect, or (ii) the rights of the Company with respect to any other then existing or subsequent Event of Default.

         (b) The Company may recover from Pledgor all of its expenses (including, without limitation, reasonable attorneys' fees and expert witness fees) incurred in enforcing any of its rights under this Agreement.

                                       4.

     11. IRREVOCABLE PROXY. Pledgor does hereby irrevocably constitute and appoint the Company and the Company's successors and assigns as Pledgor's proxy with respect to the Pledged Shares, with full power, in the same manner, to the same extent, and with the same effect as if Pledgor were to do the same:

          (a) To attend all meetings of shareholders of the Company held from the date hereof, and to vote the Pledged Shares at any such meeting in such manner as the Company shall, in its sole discretion, deem appropriate;

          (b) To consent, in the sole discretion of the Company, to any and all actions by or with respect to the Company for which the consent of the shareholders of the Company is or may be necessary or appropriate; and

          (c) Without limitation, to do all things which Pledgor can or could do as a shareholder of the Company giving to the Company full power of substitution and revocation;

provided, however, that this proxy shall not be exercisable by the Company, and Pledgor alone shall have the foregoing powers, so long as there is no Event of Default. This proxy shall terminate at such time as this Agreement is terminated as provided in Section 17 below. Pledgor hereby revokes any proxy or proxies heretofore given to any person or persons, and agrees not to give any other proxy in derogation hereof until such time as this Agreement is terminated as provided below. Pledgor and the Company hereby specifically agree that the proxies granted hereunder are coupled with an interest and shall be and remain irrevocable until this Agreement is terminated as provided below. In furtherance of the agreements of Pledgor set forth in this Section 11, Pledgor hereby agrees to deliver to the Company from time to time, Pledgor's proxy in substitution of the proxy given hereunder.

     12. ATTORNEY-IN-FACT. Pledgor hereby appoints the Company as Pledgor's attorney-in-fact without imposing any obligations on the Company, for the purpose of executing, delivering, recording or filing any instruments or documents or performing any other acts that the Company deems appropriate to perfect and continue the security interest granted hereunder. The power of attorney granted herein is coupled with an interest and is irrevocable until this Agreement is terminated as provided below.

     13.  MISCELLANEOUS.

          (a) This Agreement, shall constitute the entire agreement between the parties hereto with respect to the subject matter hereof and shall supersede all other prior agreements, written or oral, with respect thereto.

          (b) This Agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that neither party may assign or transfer its respective rights or obligations of the other party hereto without the prior written consent of the other party hereto.

                                       5.

          (c) This Agreement may be amended, modified, renewed or extended but only by a written instrument, executed by both of the parties hereto in the manner of the execution of this Agreement.

          (d) This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of California as applied to contracts entered into and to be performed entirely within the State of California.

          (e) All parties hereto shall, from time to time, do and perform such other and further acts and execute and deliver any and all such other and further instruments as may be required or reasonably requested by any other party to establish, maintain and protect the respective rights and remedies of such other party and to carry out and effect the intents and purposes of this Agreement.

          (f) All documents, agreements, certificates and instruments herein required shall be in form and substance satisfactory in all respects to the Company in his sole discretion and shall be provided at the sole cost and expense of Pledgor.

          (g) The representations and warranties hereunder shall survive the execution hereof and the Company may enforce such representations and warranties at any time. Pledgor's covenants shall survive the execution hereof and shall be performed fully and faithfully by Pledgor and at all times.

          (h) If any term or provision of this Agreement, or the application thereof to any circumstance, shall be invalid, illegal or unenforceable to any extent, such term or provision shall not invalidate or render unenforceable any other term or provision of this Agreement, or the application of such term or provision to any other circumstance. To the extent permitted by law, the parties hereto hereby waive any provision of law that renders any term or provision hereof invalid or unenforceable in any respect.

          (i) Time is of the essence in this Agreement.

          (j) Any notice, demand or any other instruments authorized by this Agreement to be served on or given to a party hereto shall be sufficiently served or given for all purposes when served upon or given to such party in accordance with the Note.

          (k) Without limiting the generality of any other provision of this Agreement, in the event litigation is commenced to enforce the terms and provisions of this Agreement, the prevailing party shall be entitled to an award for reasonable attorneys' fees and expert witness fees and other court costs incurred, which award shall be determined by the court.

     14. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                                       6.

     15. HEADINGS. The headings of the sections and paragraphs of this Agreement have been inserted for convenience of reference only and shall in no way restrict or otherwise modify any of the terms or provisions hereof.

     16. CONSTRUCTION. All references to the singular shall include the plural and vice versa and all references to the masculine shall include the neuter or feminine and vice versa. This Agreement has been reviewed and negotiated by counsel for each party and no ambiguity in this Agreement shall be construed against either party based upon its having prepared the same.

     17. TERMINATION. This Agreement shall terminate upon the payment and satisfaction of all the Liabilities. Upon receipt of notice of such termination from Pledgor and the Company, Escrow Agent shall return to Pledgor the certificates representing the Pledged Shares.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                              PLEDGOR:



                              _____________________________________________
                              LEWIS SOLOMON



                              THE COMPANY:

                              TERAYON CORPORATION



                              By: __________________________________________

                              Title: _______________________________________

                                       7.

                                  EXHIBIT B-1

                                ESCROW AGREEMENT


     THIS ESCROW AGREEMENT (the "Agreement") is made and entered into as of June 16, 1995, by and among LEWIS SOLOMON, an individual ("Pledgor"), TERAYON CORPORATION, a California corporation ("Pledgee"), and COOLEY GODWARD CASTRO HUDDLESON & TATUM (the "Escrow Agent").

                                    RECITALS

     WHEREAS, pursuant to that certain Stock Pledge Agreement of even date herewith to which Pledgor and Pledgee are parties (the "Pledge Agreement"), Pledgor pledged and granted to Pledgee a security interest in the Pledged Shares; and

     WHEREAS, pursuant to paragraph 2 of the Pledge Agreement, the certificates representing the Pledged Shares are to be held by the Escrow Agent pursuant to the terms and conditions of this Agreement; and

     WHEREAS, the parties hereto desire to effect the provisions of paragraph 2 of the Pledge Agreement.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained in the Pledge Agreement and herein, the parties hereto, intending to be legally bound, do hereby agree as follows:

     1. DEFINITIONS. All terms not otherwise described herein shall have the meanings ascribed to them in the Pledge Agreement.

     2. ESCROW FUND. Pledgee hereby authorizes Pledgor to deposit with the Escrow Agent any certificates evidencing the Pledged Shares. The Pledged Shares deposited with the Escrow Agent, together with any other property similarly deposited pursuant to the Pledge Agreement, shall constitute an escrow fund (the "Escrow Fund").

     3. ATTORNEY-IN-FACT. Pledgor does hereby irrevocably constitute and appoint the Escrow Agent as its attorney-in-fact and agent for the Escrow Period (as hereinafter defined) to execute with respect to the Pledged Shares all documents necessary or appropriate to make such securities negotiable and complete any transaction contemplated in this Agreement or in the Pledge Agreement, including but not limited to, any appropriate filing with state or government officials.

                                       1.

     4. ESCROW PERIOD. The Escrow Fund shall remain in existence until the Pledge Agreement is terminated in accordance with paragraph 17 thereof (the "Escrow Period").

     5. CLAIMS UPON ESCROW FUND. Upon the occurrence of an Event of Default, Pledgee shall deliver to the Escrow Agent a certificate signed by Pledgee and duly sworn before a notary public (a) stating that an Event of Default has occurred and that Pledgee is, therefore, entitled to invoke its rights and remedies arising under paragraph 10 of the Pledge Agreement, (b) describing the specific Event of Default, and (c) stating the number of Pledged Shares which Pledgee requests be transferred to, or registered in the name of, Pledgee or any of its nominees, naming any such nominee(s). Upon receipt by the Escrow Agent on or before the last day of the Escrow Period of such certificate, the Escrow Agent shall (a) date the stock assignments necessary for the transfer in question, (b) fill in the number of Pledged Shares that are being transferred, and (c) deliver to, or register in the name of, Pledgee or any of its nominees, as promptly as practicable, any or all of the Pledged Shares held in the Escrow Fund.

     6.   ESCROW AGENT'S DUTIES.

          (a) The Escrow Agent shall hold and safeguard the Escrow Fund during the Escrow Period, shall treat such fund as a trust fund in accordance with the terms of this Agreement and not as the property of Pledgor or Pledgee and shall hold and dispose of the Escrow Fund only in accordance with the terms of this Agreement and the Pledge Agreement.

          (b) The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be liable for any act done or omitted hereunder as Escrow Agent while acting in good faith and in the exercise of reasonable judgment.

          (c) The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person, excepting only orders or process of courts of law, and the Escrow Agent is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In the event the Escrow Agent obeys or complies with any such order, judgment or decree of any court, the Escrow Agent shall not be liable to any of the parties hereto or to any other person by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

          (d) In the absence of willful misconduct by the Escrow Agent, the Escrow Agent shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver this Agreement or any documents or papers deposited or called for hereunder.

                                       2.

          (e) The Escrow Agent shall not be liable for the outlawing of any rights under any statute of limitations with respect to this Agreement or any documents or certificates deposited with the Escrow Agent.

          (f) Promptly following the termination of the Escrow Period, the Escrow Agent shall deliver to Pledgor all of the Pledged Shares in the Escrow Fund.

     7. EXPIRATION OF INDEMNITY. Pledgee may make no claim against the Escrow Fund after the expiration of the Escrow Period. The expiration of the Escrow Period shall not affect any rights of Pledgee with respect to claims made prior to such expiration. Nothing herein shall prohibit Pledgee, after the Escrow Period has expired, from proceeding directly against Pledgor for a claim for damages.

     8.  MISCELLANEOUS.

         (a) Any notice or other communication required or permitted to be given to the parties hereto shall be in writing and shall be deemed effective upon the earlier of personal delivery (including confirmed delivery by facsimile), the first business day after delivery to Federal Express or similar delivery service specifying next day delivery, or the third business day after mailing by certified or registered mail, postage prepaid, as follows (or at such other address as the addressed party may have substituted by notice pursuant to this paragraph 8):

           IF TO PLEDGOR TO:       LEWIS SOLOMON
                                   G&L Investments
                                   144 Nassau Boulevard
                                   West Hampstead, NY  11552

           IF TO PLEDGEE TO:       TERAYON CORPORATION
                                   404 Saratoga Avenue
                                   Suite 201
                                   Santa Clara, CA  95050

           IF TO THE ESCROW AGENT: COOLEY GODWARD CASTRO HUDDLESON & TATUM
                                   One Maritime Plaza
                                   20th Floor
                                   San Francisco, CA 94111
                                   Attn:  Karyn R. Smith

          (b) This Agreement, together with the Pledge Agreement, shall constitute the entire agreement between the parties hereto with respect to the subject matter hereof and shall supersede all other prior agreements, written or oral, with respect thereto.

          (c) This Agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the parties may not

                                       3.

assign or transfer their respective rights or obligations of the other parties without the prior written consent of such other parties.

          (d) This Agreement may be amended, modified, renewed or extended but only by a written instrument, executed by the parties hereto in the manner of the execution of this Agreement.

          (e) This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of California as applied to contracts entered into and to be performed entirely within the State of California.

          (f) All parties hereto shall, from time to time, do and perform such other and further acts and execute and deliver any and all such other and further instruments as may be required or reasonably requested by any other party to establish, maintain and protect the respective rights and remedies of such other parties and to carry out and effect the intent and purpose of this Agreement.

          (g) All documents, agreements, certificates and instruments herein required shall be in form and substance satisfactory in all respects to Pledgee in his sole discretion and shall be provided at the sole cost and expense of Pledgor.

          (h) If any term or provision of this Agreement, or the application thereof to any circumstance, shall be invalid, illegal or unenforceable to any extent, such term or provision shall not invalidate or render unenforceable any other term or provision of this Agreement, or the application of such term or provision to any other circumstance. To the extent permitted by law, the parties hereto hereby waive any provision of law that renders any term or provision hereof invalid or unenforceable in any respect.

          (i) Time is of the essence in this Agreement.

          (j) Without limiting the generality of any other provision of this Agreement, in the event litigation is commenced to enforce the terms and provisions of this Agreement, the prevailing party or parties shall be entitled to an award for reasonable attorneys' fees and expert witness fees and other court costs incurred, which award shall be determined by the court.

     9. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     10. HEADINGS. The headings of the sections and paragraphs of this Agreement have been inserted for convenience of reference only and shall in no way restrict or otherwise modify any of the terms or provisions hereof.

                                       4.

     11. CONSTRUCTION. All references to the singular shall include the plural and vice versa and all references to the masculine shall include the neuter or feminine and vice versa. This Agreement has been reviewed and negotiated by counsel for each of the parties and no ambiguity in this Agreement shall be construed against any of the parties based upon its having prepared the same.

     12. ESCROW AGENT FEES. Any fees imposed by the Escrow Agent for its service as such will be borne by Pledgor.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                 PLEDGOR:



                                 __________________________________________
                                 LEWIS SOLOMON


                                 PLEDGEE:

                                 TERAYON CORPORATION



                                 By: ______________________________________

                                 Name: ____________________________________

                                 Title: ___________________________________


                                 ESCROW AGENT:

                                 COOLEY GODWARD CASTRO HUDDLESON & TATUM



                                 By: ______________________________________

                                 Name: ____________________________________

                                 Title: ___________________________________

                                       5.